UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 26, 2023

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COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Explanatory Note:

This amendment no. 1 (this “Amendment”) to Covenant Logistics Group, Inc.’s, a Nevada corporation (the “Company”), current report on Form 8-K, filed with the Securities and Exchange Commission on April 27, 2023 (the “Original Form 8-K”), reflects the determination by the Company that the acquisition transaction described in the Original Form 8-K was a significant acquisition which should have been reported under Item 2.01 instead of Item 8.01.  Except as described above, this Amendment does not modify or update any of the other information set forth in the Original Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 26, 2023, the Company completed the acquisition of Lew Thompson & Son Trucking, Inc. and related entities (collectively, “Lew Thompson & Son”), pursuant to a Stock Purchase Agreement with Lew Thompson & Son and the stockholders of Lew Thompson & Son (the “Purchase Agreement”). Lew Thompson & Son is a dedicated contract carrier specializing in poultry feed and live haul transportation in Northwest Arkansas and surrounding areas. Under the terms of the Stock Purchase Agreement, the Company purchased 100% of the outstanding stock of Lew Thompson & Son in exchange for a closing enterprise value of approximately $100 million plus an earnout of up to $30 million depending on the results achieved by the business over the three following calendar years. The Purchase Agreement contains customary representations, warranties, covenants, and indemnification provisions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements of businesses or funds acquired.

The Company hereby confirms that such financial statements, to the extent required, will be filed as an amendment to this current report on Form 8-K as soon as they are available.

	(b)	Pro forma financial information.

See paragraph (a) above.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1
Stock Purchase Agreement, dated April 26, 2023, by and among Landair Holdings, Inc., Covenant Logistics Group, Inc., Lew Thompson & Son Trucking, Inc. and related entities, and the stockholders of Lew Thompson & Son Trucking, Inc. and related entities.

	104	Cover Page Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: August 3, 2023	By:	/s/ James S. Grant
James S. Grant
Executive Vice President and Chief Financial Officer